WADDELL & REED INVESTED PORTFOLIOS, INC.

Supplement dated September 1, 2004
to
Prospectus dated April 30, 2004

 The following replaces the information regarding sales charges on Class A shares in the section entitled "Choosing a Share Class"

		Sales Charge	Reallowance
		as Approx.	to Dealers
	Sales Charge	Percent of	as Percent
Size of	as Percent of	Amount	of Offering
Purchase	Offering Price	Invested	Price[1]
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Until February 28, 2005, Legend Equities Corporation (Legend) receives a dealer reallowance in the full amount of the Class A shares charge.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge. Please see the Statement of Additional Information (SAI) for more information.

 The following replaces the information regarding purchases of Class A shares at net asset value (NAV) in the section entitled "Waivers for Certain Investors"

  Until February 28, 2005, clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within sixty (60) days of such redemption

WADDELL & REED INVESTED PORTFOLIOS, INC.

Supplement dated September 1, 2004
to

Statement of Additional Information dated April 30, 2004

The following supplements the information in the section entitled "Net Asset Value Purchases of Class A Shares"

Until February 28, 2005, purchases of Class A shares may be made at net asset value (NAV) by clients of Legend Equities Corporation (Legend) if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within sixty (60) days.

The following replaces the last paragraph in the section entitled "Distribution Services"

         The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and Waddell & Reed or its affiliate, as well as other parties may also provide services to shareholders through telephonic means and written communications. In addition to the front-end sales charges that may be applicable to Class A share purchases, as described in the Prospectus, Waddell & Reed or an affiliate may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Portfolio shares, including the following: 1) for the purchase of Class A shares purchased at NAV, Waddell & Reed (or its affiliate) may pay up to 1.00% of the net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay 4.00% of net assets invested; and 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay 1.00% of net assets invested.

         Waddell & Reed will pay Legend 1.00% for NAV purchases at any asset level made with the redemption proceeds from an unaffiliated fund.

         Waddell & Reed may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million to $1,999,999.99

0.80% - Sales of $2.0 million to $2,999,999.99

0.50% - Sales of $3.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

0.50% - Sales of $1.0 million and higher by Waddell & Reed Financial Advisors